UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2011

Procera Networks, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49862	33-0974674
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4121 Clipper Court, Fremont, CA (Address of Principal Executive Offices)		94538 (Zip Code)

Registrant’s telephone number, including area code: (510) 230-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 13, 2011, at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Procera Networks, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2007 Equity Incentive Plan (the “Plan”) to increase the number of shares of common stock that may be issued under the Plan by 400,000 shares.

The amendment to the Plan had been previously approved, subject to stockholder approval, by the Board of Directors of the Company (the “Board”). The amendment to the Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 2, 2011 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on June 13, 2011 at the Company’s offices located at 4121 Clipper Court, Fremont, California 94538.  At the Annual Meeting, Company stockholders were asked to vote upon:

1.
The election of eight directors to serve until the 2012 annual meeting of stockholders. The nominees for election were James F. Brear, Staffan Hillberg, Mary Losty, Scott McClendon, Mark Pugerude, Thomas Saponas, William Slavin and Paul Stich;

2.	An amendment to the Plan to increase the number of shares of common stock that may be issued under the Plan by 400,000 shares;
3.	An advisory vote on the compensation of the Company’s named executive officers;
4.	An advisory vote on the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers; and
5.	The ratification of the selection of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 9,584,807 shares of the 11,371,756 shares of the Company’s common stock entitled to vote, were as follows:

1
The election of each of Messrs. Brear, Hillberg, McClendon, Pugerude, Saponas, Slavin and Stich and Ms. Losty as directors of the Company until the 2012 annual meeting of stockholders, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal, was approved as follows:

	FOR	WITHHELD	BROKER NON-VOTE
James F. Brear	3,728,180	49,899	5,806,728
Staffan Hillberg	3,767,880	10,199	5,806,728
Mary Losty	3,140,838	637,241	5,806,728
Scott McClendon	3,692,170	85,909	5,806,728
Mark Pugerude	3,768,080	9,999	5,806,728
Thomas Saponas	3,709,270	68,809	5,806,728
William Slavin	3,767,880	10,199	5,806,728
Paul Stich	3,708,970	69,109	5,806,728

2	The amendment to the Plan to increase the number of shares of common stock that may be issued under the Plan by 400,000 shares was approved as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
	2,061,097	1,499,469	217,513	5,806,728

3	The compensation of the Company’s named executive officers was approved, on an advisory basis, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
	2,929,566	837,751	10,762	5,806,728

4	The preferred frequency, on an advisory basis, of stockholder advisory votes on the compensation of the Company’s named executive officers was “One Year” as follows:

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	3,392,380	329,793	48,137	7,769

5	The selection of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
	9,536,090	27,555	21,162	0

On June 13, 2011, based on the Board’s recommendation in the Proxy Statement and on the voting results from the Annual Meeting with respect to the stockholder advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, the Board determined to hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description
10.1	Procera Networks, Inc. 2007 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2011	Procera Networks, Inc.

	By:	/s/ Charles Constanti
Charles Constanti
Chief Financial Officer and Principal Accounting Officer

INDEX TO EXHIBITS

Number	Description
10.1	Procera Networks, Inc. 2007 Equity Incentive Plan.